UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549



FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2012

GLOBAL AVIATION HOLDINGS INC.
(Exact name of registrant as specified in charter)


Delaware
 (State of Incorporation)
000-52605 (Commission File Number)

20-4222196
 (IRS Employer Identification No.)


101 World Drive
Peachtree City, Georgia 30269
(Address of principal executive offices / Zip Code)


(770) 632-8000
(Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act. Soliciting material pursuant to Rule 14a-12 under the Exchange Act. Pre-commencement communications pursuant to Rule 14d-2(b) under the
  Exchange Act.
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02(b)	Departure of Directors or Certain Officers; Election of
  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Lee M. Smith was elected to the Global Aviation Holdings Inc. Board of
  Directors effective January 26, 2012.

Jeffrey W. Wehrenberg resigned from his position with the Company as Senior Vice President and Chief Operating Officer of North American Airlines, Inc. effective January 31, 2012. Steven E. Harfst was appointed as Chief Operating Officer of North American effective February 1, 2012.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL AVIATION HOLDINGS INC.
(Registrant)

Dated: February 2, 2012	By: /s/ Brian S. Gillman
Brian S. Gillman
Sr. Vice President and General Counsel



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